FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2013
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENT

NOTE 4: - FAIR VALUE MEASUREMENTS

In accordance with ASC 820, "Fair Value Measurements and Disclosures" (originally issued as SFAS 157), the following methods and assumptions were used by the Company and its subsidiary in estimating their fair value disclosures for financial instruments:

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables, trade payables, and other accounts payable approximate their fair values due to the short-term maturities of such instruments.

As of December 31, 2012, the Company valued other accounts receivable, which resulted from the fair value of Parkway's estimated future consideration based on a valuation using the discounted cash flow model, as Level 3 given the unobservable inputs used in this model which were significant to the fair value of the asset.

On April 18, 2013 the Company signed a settlement agreement with Sanra in connection with the Company's sale of Parkway to Sanra, as describe in Note 1e.

The fair value of the liability for warrants related to share purchase agreements was calculated using the Black-Scholes Model and the Company classified this liability within Level 3. The fair value of the warrants at December 31, 2013 and December 31, 2012 was $81 and $136, respectively. Gain of $55 from the revaluation of warrants related to share purchase agreement is recorded under Financial Income in the Consolidated Statements of Comprehensive Loss.

The following table summarizes information about the fair value of the above warrants related to share purchase agreements:

	December 31,
	2013	2012

January Warrants	$-	$25
A Warrants	27	39
A' Warrants	54	72

Total	$81	$136